                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Prospectus
constituting part of this Registration Statement on Form S-3 (No. 333-      ) of
our report dated February 23, 1999, appearing in Mack-Cali Realty Corporation's Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such Prospectus.

PricewaterhouseCoopers LLP
New York, New York
June 4, 1999